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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2007
                                -----------------

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                     0-50876                 65-1233977
      -------------                     -------                 ----------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)          Identification No.)


333 Church Street, Naugatuck, Connecticut                         06770
------------------------------------------------                  -----
(Address of principal executive offices)                        (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            -----------------

      On November 27, 2007, Naugatuck Valley Financial Corporation (the "Company"), Naugatuck Valley Savings and Loan (the "Bank") and John C. Roman, the President and Chief Executive Officer of the Company and the Bank, entered into an Employment Agreement (the "Agreement") amending and restating the employment agreement among the Company, the Bank and Mr. Roman, dated September 30, 2004. Amendments to the agreement dated September 30, 2004, include the following:

     o The term of the agreement has been amended to a two-year term, which term may be renewed annually after review by the Boards of Directors.

     o A provision restricting Mr. Roman's right to compete against the Bank for a period of one year following termination of his employment shall not apply if the Company and the Bank have not renewed the term of the Agreement and Mr. Roman terminates employment at a time when the remaining term of the Agreement is one year or less.

     o Revisions have been made to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and guidance issued with respect to 409A of the Code.

      A copy of the Agreement will be filed by the Company as an exhibit to its annual report on Form 10-K for the year ending December 31, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NAUGATUCK VALLEY FINANCIAL CORPORATION



Date: December 5, 2007             By: /s/ John C. Roman
                                       -------------------------------
                                       John C. Roman
                                       President and Chief Executive Officer